UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Broadway Financial Corporation (the “Company”) made a decision to seek competitive bids for the audit of the Company’s consolidated financial statements for the year ending December 31, 2005. KPMG LLP (“KPMG”), the incumbent independent auditor was invited to submit their bid. In a letter addressed to the Chairman of the Company’s Audit Committee, received on April 19, 2005, KPMG declined to stand for re-appointment as principal accountants of the Company. After a comprehensive review of proposals received for audit services from several other public accountants, the Audit Committee recommended that the Board of Directors engage Crowe Chizek and Company LLP (“Crowe Chizek”) as the Company’s independent auditor for the fiscal year ending December 31, 2005. The Company’s Board of Directors approved the selection of Crowe Chizek as the Company’s new independent auditor on April 20, 2005.

The reports of KPMG on the Company’s financial statements, as of and for the fiscal years ended December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2004, and the subsequent interim period through April 19, 2005, there were: (1) no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) no reportable events.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent interim period through the date of this report, the Company did not consult with Crowe Chizek regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Company provided KPMG a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. KPMG has provided the Company with a letter dated April 25, 2005, addressed to the Commission, stating whether or not it is in agreement with the statements contained herein. A copy of such letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: April 25, 2005	by	/s/ Alvin D. Kang
Alvin D. Kang
Chief Financial Officer